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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 13, 2001 included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File nos. 333-09165, 333-49231, 333-90845 and 333-51684).


/s/ Arthur Andersen LLP
Arthur Andersen LLP

Chicago, Illinois
March 30, 2001